Subsidiaries	Exhibit 21

Company Name	Domicile

AIMCO Private Fund I Holding, LLC	Delaware
AIMCO Private Fund I, LLC	Delaware
AIMCO Private Fund II, LLC	Delaware
ALIC Reinsurance Company	South Carolina
ALINV Mosaic, LLC	Delaware
Allstate Assignment Company	Nebraska
Allstate Assurance Company	Illinois
Allstate County Mutual Insurance Company	Texas
Allstate Digital Ventures, LLC	Delaware
Allstate Distributors, L.L.C.	Delaware
Allstate Enterprises, LLC	Delaware
Allstate Exchange Services, LLC	Delaware
Allstate Finance Company, LLC	Delaware
Allstate Finance Company Agency Loans, LLC	Delaware
Allstate Financial Advisors, LLC	Delaware
Allstate Financial Corporation	Illinois
Allstate Financial Insurance Holdings Corporation	Delaware
Allstate Financial Services, LLC (1)	Delaware
Allstate Financial, LLC	Delaware
Allstate Fire and Casualty Insurance Company	Illinois
Allstate Global Holdings Limited	Northern Ireland
Allstate Indemnity Company	Illinois
Allstate Insurance Company	Illinois
Allstate Insurance Company of Canada	Canada
Allstate Insurance Holdings, LLC	Delaware
Allstate International Assignments, Ltd.	Delaware
Allstate International Holdings, Inc.	Delaware
Allstate Investment Management Company	Delaware
Allstate Investments, LLC	Delaware
Allstate Life Insurance Company (2)	Illinois
Allstate Life Insurance Company of Canada	Canada
Allstate Life Insurance Company of New York	New York
Allstate Motor Club, Inc.	Delaware
Allstate New Jersey Insurance Company	Illinois
Allstate New Jersey Property and Casualty Insurance Company	New Jersey
Allstate Non-Insurance Holdings, Inc.	Delaware
Allstate North American Insurance Company	Illinois
Allstate Northbrook Indemnity Company	Illinois
Allstate Northern Ireland Limited	Northern Ireland
Allstate Property and Casualty Insurance Company	Illinois
Allstate Settlement Corporation	Nebraska
Allstate Short Term Pool, LLC	Delaware
Allstate Solutions Private Limited	India
Allstate Texas Lloyd’s	Texas
Allstate Texas Lloyd’s, Inc.	Texas
Allstate Vehicle and Property Insurance Company	Illinois
American Heritage Life Insurance Company	Florida
American Heritage Service Company	Florida
ANIHI Newco, LLC	Delaware
Answer Financial Inc.	Delaware
Answer Marketplace, LLC	Delaware
AP Real Estate, LLC	Delaware
AP Riverway Plaza, LLC	Delaware
AP Timber, LLC	Delaware
Arity, LLC	Delaware
Arity 875, LLC	Delaware
Arity International Limited	Northern Ireland

Company Name	Domicile
Arity Services, LLC	Delaware
Castle Key Indemnity Company	Illinois
Castle Key Insurance Company	Illinois
CE Care Plan Corp	Delaware
Complete Product Care Corp	Delaware
Current Creek Investments, LLC	Delaware
E.R.J. Insurance Group, Inc. (3)	Florida
Encompass Floridian Indemnity Company	Illinois
Encompass Floridian Insurance Company	Illinois
Encompass Home and Auto Insurance Company	Illinois
Encompass Indemnity Company	Illinois
Encompass Independent Insurance Company	Illinois
Encompass Insurance Company	Illinois
Encompass Insurance Company of America	Illinois
Encompass Insurance Company of Massachusetts	Massachusetts
Encompass Insurance Company of New Jersey	Illinois
Encompass Insurance Holdings, LLC	Delaware
Encompass Property and Casualty Company	Illinois
Encompass Property and Casualty Insurance Company of New Jersey	Illinois
Esurance Holdings, Inc.	Delaware
Esurance Insurance Company	Wisconsin
Esurance Insurance Company of Canada	Canada
Esurance Insurance Company of New Jersey	Wisconsin
Esurance Insurance Services Company of Canada	Canada
Esurance Insurance Services, Inc. (4)	Delaware
Esurance Property and Casualty Insurance Company	Wisconsin
First Colonial Insurance Company	Florida
Identity Protection Strategic Solutions, LLC	New Jersey
InfoArmor Aggra, Inc.	Delaware
InfoArmor, Inc.	Delaware
Insurance Answer Center, LLC (5)	Delaware
Intramerica Life Insurance Company	New York
Ivantage Insurance Brokers Inc.	Canada
Ivantage Select Agency, Inc.	Illinois
Kennett Capital, Inc.	Delaware
NBInv AF1, LLC	Delaware
NBInv AF2, LLC	Delaware
NBInv AF3, LLC	Delaware
NBInv AF4, LLC	Delaware
NBInv AF5, LLC	Delaware
NBInv AF6, LLC	Delaware
NBInv AP1, LLC	Delaware
NBInv AP2, LLC	Delaware
NBInv AP3, LLC	Delaware
NBInv AP4, LLC	Delaware
NBInv AP5, LLC	Delaware
NBInv AP6, LLC	Delaware
NBInv AP7, LLC	Delaware
NBInv AP8, LLC	Delaware
NBInv APAF1, LLC	Delaware
NBInv Riverside Cars1, LLC	Delaware
NBInv Riverside Management, LLC	Delaware
North Light Specialty Insurance Company	Illinois
Northeast Agencies, Inc. (6)	New York
Pablo Creek Services, Inc.	Illinois
Pafco Insurance Company	Canada
Pembridge Insurance Company	Canada
PlumChoice Business Services, Inc.	Delaware

Company Name	Domicile
PlumChoice, Inc.	Delaware
Protection Plan Group, Inc.	Delaware
Right Answer Insurance Agency, LLC	Delaware
Road Bay Investments, LLC	Delaware
Signature Agency, Inc.	Delaware
Signature Motor Club of California, Inc.	California
Signature Motor Club, Inc.	Delaware
Signature Nationwide Auto Club of California, Inc.	California
Signature’s Nationwide Auto Club, Inc.	Delaware
SquareTradeGo, Inc.	Delaware
SquareTrade, Inc. (7)	Delaware
SquareTrade Australia Pty Ltd	Australia
SquareTrade Canada, Inc.	Canada
SquareTrade Europe Limited	Malta
SquareTrade Holding Company, Inc.	Delaware
SquareTrade Insurance Services, Inc.	Delaware
SquareTrade Limited	United Kingdom
SquareTrade Protection Solutions, Inc.	Delaware
ST Product Care Corp	Delaware
Tech-Cor, LLC	Delaware
West Plaza RE Holdings, LLC	Delaware

(1)	Doing business as LSA Securities in Louisiana and Pennsylvania

(2)	Conducting commercial mortgage business in New York under the assumed name Allstate T.F.I.

(3)	Doing business as American Heritage Insurance Services in all states, including the District of Columbia, except Massachusetts

(4)	Doing business as Esurance Insurance Agency Services in New York

(5)	Doing business as Insurance Answer Center, LLC, an Insurance Agency in New York

(6)	Doing business as Northeast Agency Insurance Services in California, NEA Insurance Services in Georgia, NEA Brokerage Solutions in New Hampshire, and Northeast Insurance Agencies, Inc. in Utah

(7)	Doing business as SquareTrade New York in New York